IVY FUNDS

Supplement dated April 14, 2009
to the
Ivy Equity Funds Prospectus dated July 31, 2008
and as supplemented September 4, 2008 and January 6, 2009 and April 8, 2009
and to the
Ivy Funds Class E Shares Prospectus dated July 31, 2008
and as supplemented September 4, 2008 and October 9, 2008 and April 8, 2009

At a meeting held on March 26, 2009, the Board of Trustees of Ivy Funds unanimously approved the termination of the Investment Sub-Advisory Agreement between Ivy Investment Management Company (IICO) and Templeton Investment Counsel, LLC (Templeton) dated September 3, 2003, relating to Ivy International Balanced Fund (Fund). As a result, effective April 15, 2009, IICO, the Fund's investment adviser, assumes direct investment management responsibilities of the Fund's portfolio. All references to Templeton where it appears in the Prospectus with respect to Ivy International Balanced Fund are deleted.

The following information replaces the disclosure regarding the management of Ivy International Balanced Fund in the section entitled "Portfolio Management:"

Ivy International Balanced Fund: John C. Maxwell is primarily responsible for the day-to-day management of Ivy International Balanced Fund and has held his Fund responsibilities since April 15, 2009, when IICO assumed direct investment management responsibilities of the Fund's portfolio from Templeton Investment Counsel, LLC, the Fund's former investment subadviser. Mr. Maxwell is Vice President of IICO and Waddell & Reed Investment Management Company (WRIMCO), and portfolio manager for Ivy International Core Equity Fund. He joined WRIMCO, an affiliate of IICO, in 1998 initially serving as an investment analyst and has served as assistant portfolio manager for funds managed by IICO and WRIMCO since July 2003 and as co-portfolio manager of Ivy International Core Equity Fund since February 2006. Since January 2009, Mr. Maxwell has been solely responsible for the management of Ivy International Core Equity Fund. In 2004, Mr. Maxwell began assisting the international group of IICO as an investment analyst. Mr. Maxwell earned a BS degree from the University of Kentucky, and an MBA from the Johnson Graduate School of Management, Cornell University. He is a Chartered Financial Analyst.

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